UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

TB SA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40260	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall Cricket Square Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

(345) 814-5771

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TBSAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	TBSA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TBSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2022, the Board of Directors of TB SA Acquisition Corp (the “Company”) appointed Ofentse Molefe to serve as Vice President, Business Development of the Company until his resignation or removal.

Mr. Molefe is a financial services professional with more than six years of experience in corporate finance, including venture capital, M&A advisory, equity financing and investing. Mr. Molefe served as portfolio manager for a South African startup accelerator and incubator, between August 2020 and June 2021. Mr. Molefe had previously served as Vice President of Equity Finance & Investments at Standard Bank between January 2019 and August 2020 and had worked in the Corporate Finance department of Deutsche Bank between August 2015 and November 2018. Mr. Molefe is a member of the South African Institute of Chartered Accountants since 2014. He graduated with a Bachelor of Accounting Science from the University of the Witwatersrand in 2009 and received a Bachelor of Accounting Sciences in Financial Accounting from the University of South Africa in 2011.

Mr. Molefe has no family relationships with any of the executive officers or directors of the Company. Pursuant to an engagement letter between the Company and Mr. Molefe dated April 26, 2021 (the “Engagement Letter”), (i) TCP SA, LLC has transferred an aggregate of 75,000 Class B ordinary shares, par value $0.0001 of the Company to Mr. Molefe and (ii) the Company will pay Mr. Molefe an annual fee in South African Rand amount equivalent to U.S.$140,000 for consultancy services to be provided by Mr. Molefe to the Company in relation to the identification of a potential business combination target, until the earlier of either (x) such time the Company completes its initial business combination or (y) the liquidation of the Company, subject to any earlier termination of Mr. Molefe’s services as provided in the Engagement Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2022	TB SA ACQUISITION CORP

	By:	/s/ Andrew Rolfe
Name: Andrew Rolfe Title: Chief Executive Officer